UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2018

Date of reporting period:	May 1, 2017 — April 30, 2018

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Multi-Cap Core Fund

Annual report
4 | 30 | 18

Blend funds invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

FUND SYMBOL
CLASS A
PMYAX

Putnam
Multi-Cap Core
Fund

Annual report
4 | 30 | 18

Consider these risks before investing: Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions, changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. You can lose money by investing in the fund.

Message from the Trustees

June 11, 2018

Dear Fellow Shareholder:

After an extended period of record advances and low volatility for global financial markets, the first half of 2018 has been considerably more challenging. Stocks began the year against a backdrop of optimism, but quickly lost ground in February with a sharp downturn that pushed the U.S. market into correction territory. Stocks subsequently recovered somewhat, but markets have remained choppy. Bond markets have also had a series of ups and downs, due in part to uncertainty surrounding trade policy and the trajectory of U.S. interest rates.

While volatility and declines can be unsettling, seasoned investors recognize that they are natural and ultimately can restore balance in the financial markets. In this changing environment, Putnam’s experienced investment professionals continue to monitor risks and seek opportunities. They take a research-intensive approach to investing that includes risk management strategies designed to serve investors in all types of markets.

As always, we believe investors should maintain a well-diversified portfolio, think about long-term goals, and speak regularly with their financial advisors. In the following pages, you will find an overview of your fund’s performance for the reporting period as well as an outlook for the coming months.

Thank you for investing with Putnam.

No matter what the stock market is doing from year to year, there are always opportunities for those who know how to find them. Portfolio Manager Gerard Sullivan has more than 30 years of investing experience and the flexibility to invest across the entire universe of publicly traded U.S. companies.

The best-performing stocks change from year to year

Sometimes stocks of small, fast-growing companies lead the market. At other times, it may be large undervalued companies. By investing in all types of stocks, the fund may benefit in changing markets, with less volatility than funds with a more narrow focus.

Source: Putnam, as of 12/31/17. Mid-cap growth stocks are represented by the Russell Midcap Growth Index, an unmanaged index of those companies in the Russell Midcap Index chosen for their growth orientation. Small-cap value stocks are represented by the Russell 2000 Value Index, an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their value orientation. Mid-cap value stocks are represented by the Russell Midcap Value Index, an unmanaged index of those companies in the Russell Midcap Index chosen for their value orientation. Small-cap growth stocks are represented by the Russell 2000 Growth Index, an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their growth orientation. Large-cap growth stocks are represented by the Russell 1000 Growth Index, an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their growth orientation. Large-cap value stocks are represented by the Russell 1000 Value Index, which is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their value orientation. You cannot invest directly in an index. Past performance is not a guarantee of future results.

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Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 8–10 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 4/30/18. See above and pages 8–10 for additional fund performance information. Index descriptions can be found on page 13.

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Jerry has an M.B.A. from Columbia University Graduate School of Business and a B.A. from Columbia University. He joined Putnam in 2008 and has been in the investment industry since 1982.

In addition to Jerry, your fund is managed by Arthur Yeager.

Jerry, how were conditions for stock market investors during the reporting period?

Conditions for the U.S. stock market overall were generally positive for most of the 12-month period. From the start of the period in May 2017 through the end of the 2017 calendar year, we saw very little volatility in the market and stocks advanced despite a number of political and economic uncertainties that could have disrupted the market’s momentum.

Stocks were boosted further in the final weeks of 2017, when Congress finalized an agreement and passed a $1.4 trillion tax reform bill. For the 2017 calendar year, all three major U.S. stock indexes had their best annual returns since 2013. The Dow Jones Industrial Average, the S&P 500 Index, and the Nasdaq Composite Index all posted dozens of record closes throughout 2017.

The strong performance for the stock market continued into January 2018, but soon after, market volatility increased sharply. In early February, sustained declines pushed the U.S. market into correction territory. This was followed by a series of turbulent sessions that, combined with fears of a trade war, resulted in a more difficult environment for investors. Although stocks managed to post healthy gains

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Allocations are shown as a percentage of the fund’s net assets as of 4/30/18. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 4/30/18. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

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for the 12-month period, the final four months were more challenging for stock performance.

How did the fund perform in this environment?

I am pleased to report that the fund delivered a return of 15.22% for the 12-month period, outperforming its benchmark, the Russell 3000 Index, which returned 13.05%, and the average return of 11.53% for funds in its Lipper peer group, Multi-Cap Core Funds.

Could you provide examples of stocks or strategies that helped fund performance for the period?

A top contributor to performance was our decision to maintain an underweight position relative to the benchmark in General Electric, which was one of the worst-performing large-company U.S. stocks in 2017. By the close of the period, we had sold the fund’s position in this stock. I chose to focus on other areas of the industrials sector, including a number of aerospace companies whose stocks performed very well during the period. Examples included Boeing and Spirit AeroSystems Holdings, which manufactures equipment for Boeing and other aerospace companies. This stock is no longer held by the fund.

Among stocks that we held in the fund’s portfolio, the top contributor was NRG Energy (NRG). NRG generates electricity from natural gas, coal, and oil. The stock had been struggling, but prospects for NRG improved when an activist investor and a private equity firm bought a significant stake in the company and vowed to cut costs. Investors responded positively to NRG’s turnaround potential and a more optimistic earnings outlook from company management. For the first quarter ended March 31, 2018, NRG announced it had realized $80 million in cost savings under its transformation plan.

Another performance highlight was our investment in Microsoft, whose stock advanced strongly due in large part to the success and growth of Azure — the company’s cloud computing business. Just before the close of the period, Microsoft posted better-than-expected earnings, and the CEO recently announced plans to reorganize the company to place a greater focus on its cloud-computing operations.

Also worth noting is Bioverativ, a biotechnology company that specializes in treatments for blood disorders such as hemophilia. Bioverativ was formed as a spin-off from Biogen in 2017, and its stock performed well, particularly following the announcement that it was being acquired by Sanofi at what we believe is an attractive premium. By the close of the period, we had sold the fund’s position in this stock.

What were some holdings or strategies that held back performance?

Although the stock market performed well, it was at times a challenging investing environment. Much of the market’s advance was dominated by a narrow band of growth stocks, whose shares soared as investors sought companies believed to offer dependable growth prospects. In my view, most of these stocks were simply too expensive, and I either avoided them or maintained underweight positions in them relative to the fund’s benchmark index.

In some cases, this strategy hurt fund performance for the period. For example, our decision to maintain an underweight position in Amazon.com was a detractor, as its stock delivered strong performance. Similarly, our decision to avoid investing in Netflix dampened fund returns. Another detractor was our investment in retail pharmacy chain Walgreens Boots Alliance. The company’s stock struggled, along with most in its industry, as analysts began discussing the possibility that Amazon.com would enter the retail pharmaceutical business.

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As the fund begins a new fiscal year, what is your outlook?

The recent stock market declines were not a surprise to many investors. We had been mentioning them as a possibility for quite some time, particularly because stocks had enjoyed such a long run of strong performance. I generally do not worry much about market corrections, just as I try not to get distracted by day-to-day volatility.

For a while, I had considered the possibility of a market correction, and the opportunity it offers to search for new bargains. Interestingly, in our view, this recent downturn was disappointing in that respect. It was a very uniform pullback, and stocks across all sectors declined. No particular sector stood out as compelling, in our view.

We continue to conduct in-depth research, searching for anomalies and mispricings, staying focused, and making sure we are comfortable with how the portfolio is positioned, even during periods of market turbulence.

From a broader macroeconomic perspective, I believe we may see continued growth for the U.S. economy and businesses. Tax reform is a recent positive development, in my view. We believe the Tax Cuts and Jobs Act will bring more cash for companies to increase their dividends or buy back stock, but the benefits extend beyond that. Partly as a result of the Trump administration’s pro-business stance, corporate leaders have gained confidence over the past year, and they should be more willing to put this money to work in the form of capital expenditures for the future growth of their businesses, in our view. I also believe that tax reform could be especially helpful to certain sectors, such as retail, as tax breaks for consumers should encourage more discretionary spending.

Thank you, Jerry, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Multi-Cap Core Fund 7

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2018, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/18

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year
Class A (9/24/10)
Before sales charge	199.00%	15.50%	90.00%	13.70%	31.79%	9.64%	15.22%
After sales charge	181.80	14.61	79.07	12.36	24.22	7.50	8.60
Class B (9/24/10)
Before CDSC	182.56	14.65	83.12	12.86	28.89	8.83	14.41
After CDSC	182.56	14.65	81.12	12.61	25.89	7.98	9.41
Class C (9/24/10)
Before CDSC	182.62	14.65	83.02	12.85	28.93	8.84	14.41
After CDSC	182.62	14.65	83.02	12.85	28.93	8.84	13.41
Class M (9/24/10)
Before sales charge	187.94	14.93	85.37	13.14	29.88	9.11	14.69
After sales charge	177.87	14.39	78.88	12.33	25.33	7.82	10.68
Class R (9/24/10)
Net asset value	193.56	15.22	87.71	13.42	30.88	9.38	15.00
Class Y (9/24/10)
Net asset value	204.77	15.79	92.50	14.00	32.82	9.92	15.54

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

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Comparative index returns For periods ended 4/30/18

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year
Russell 3000 Index	169.00%	13.91%	82.22%	12.75%	33.82%	10.20%	13.05%
Lipper Multi-Cap
Core Funds	139.69	12.07	69.02	10.98	25.82	7.89	11.53
category average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, and life-of-fund periods ended 4/30/18, there were 764, 646, 561, and 482 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $28,256 and $28,262, respectively, and no contingent deferred sales charge would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $27,787. A $10,000 investment in the fund’s class R and Y shares would have been valued at $29,356 and $30,477, respectively.

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Fund price and distribution information For the 12-month period ended 4/30/18

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y
Number	1		1	1	1		1	1
Income	$0.235659		$0.084659	$0.080659	$0.137659		$0.191659	$0.288659
Capital gains
Long-term gains	0.332341		0.332341	0.332341	0.332341		0.332341	0.332341
Short-term gains	—		—	—	—		—	—
Total	$0.568000		$0.417000	$0.413000	$0.470000		$0.524000	$0.621000
	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value
4/30/17	$20.17	$21.40	$19.68	$19.65	$19.94	$20.66	$20.10	$20.24
4/30/18	22.66	24.04	22.09	22.06	22.39	23.20	22.58	22.75

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter Total return for periods ended 3/31/18

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year
Class A (9/24/10)
Before sales charge	199.00%	15.68%	93.63%	14.13%	32.53%	9.84%	16.26%
After sales charge	181.80	14.77	82.49	12.78	24.91	7.70	9.58
Class B (9/24/10)
Before CDSC	182.56	14.81	86.52	13.28	29.56	9.01	15.34
After CDSC	182.56	14.81	84.52	13.03	26.56	8.17	10.34
Class C (9/24/10)
Before CDSC	182.62	14.82	86.41	13.27	29.52	9.00	15.35
After CDSC	182.62	14.82	86.41	13.27	29.52	9.00	14.35
Class M (9/24/10)
Before sales charge	187.94	15.10	88.79	13.55	30.54	9.29	15.68
After sales charge	177.87	14.56	82.18	12.75	25.97	8.00	11.63
Class R (9/24/10)
Net asset value	193.56	15.40	91.30	13.85	31.54	9.57	15.98
Class Y (9/24/10)
Net asset value	204.64	15.97	96.09	14.42	33.51	10.11	16.53

See the discussion following the fund performance table on page 8 for information about the calculation of fund performance.

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Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y
Total annual operating expenses for the
fiscal year ended 4/30/17*	1.03%	1.78%	1.78%	1.53%	1.28%	0.78%
Annualized expense ratio for the
six-month period ended 4/30/18**†	1.10%	1.85%	1.85%	1.60%	1.35%	0.85%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Restated to reflect current fees resulting from a change to the fund’s investor servicing arrangements effective 9/1/16.

** Includes one time annualized merger costs of 0.08%

† Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 11/1/17 to 4/30/18. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y
Expenses paid per $1,000*†	$5.57	$9.35	$9.35	$8.09	$6.83	$4.30
Ending value (after expenses)	$1,041.30	$1,037.60	$1,037.40	$1,038.60	$1,039.80	$1,042.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Multi-Cap Core Fund 11

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 4/30/18, use the following calculation method. To find the value of your investment on 11/1/17, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y
Expenses paid per $1,000*†	$5.51	$9.25	$9.25	$8.00	$6.76	$4.26
Ending value (after expenses)	$1,019.34	$1,015.62	$1,015.62	$1,016.86	$1,018.10	$1,020.58

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

12 Multi-Cap Core Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings

Multi-Cap Core Fund 13

do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2017, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2018, Putnam employees had approximately $510,000,000 and the Trustees had approximately $80,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

14 Multi-Cap Core Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Multi-Cap Core Fund 15

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16 Multi-Cap Core Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Putnam Multi-Cap Core Fund (the “fund”), a series of the Putnam Funds Trust, including the fund’s portfolio, as of April 30, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the fund as of April 30, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures included confirmation of securities owned as of April 30, 2018, by correspondence with the custodians and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Putnam investment companies since 1999.

Boston, Massachusetts
June 11, 2018

Multi-Cap Core Fund 17

The fund’s portfolio 4/30/18

COMMON STOCKS (94.5%)*	Shares	Value
Aerospace and defense (1.9%)
Boeing Co. (The)	25,334	$8,450,409
General Dynamics Corp.	19,235	3,872,198
		12,322,607
Air freight and logistics (0.2%)
FedEx Corp.	6,581	1,626,823
		1,626,823
Airlines (1.4%)
Air Canada (Canada) †	154,116	3,029,626
Delta Air Lines, Inc.	56,629	2,957,166
Southwest Airlines Co.	56,224	2,970,314
		8,957,106
Auto components (1.5%)
Lear Corp.	18,156	3,394,627
Magna International, Inc. (Canada)	55,634	3,282,406
Pirelli & C SpA (Italy) †	312,566	2,709,796
		9,386,829
Automobiles (0.5%)
General Motors Co.	93,051	3,418,694
		3,418,694
Banks (7.4%)
Bank of America Corp.	527,116	15,771,311
Citigroup, Inc.	188,453	12,865,686
JPMorgan Chase & Co.	144,917	15,764,071
SunTrust Banks, Inc.	48,024	3,208,003
		47,609,071
Beverages (1.0%)
Coca-Cola Co. (The)	32,983	1,425,195
Molson Coors Brewing Co. Class B	21,063	1,500,528
PepsiCo, Inc.	36,032	3,637,070
		6,562,793
Biotechnology (3.4%)
AbbVie, Inc.	43,669	4,216,242
Amgen, Inc.	45,481	7,935,525
Biogen, Inc. †	12,359	3,381,422
Gilead Sciences, Inc.	75,830	5,477,201
Ligand Pharmaceuticals, Inc. † S	5,645	874,128
		21,884,518
Building products (0.4%)
Owens Corning	43,027	2,817,838
		2,817,838
Capital markets (5.1%)
Ameriprise Financial, Inc.	32,189	4,513,220
Bank of New York Mellon Corp. (The)	60,534	3,299,708
Goldman Sachs Group, Inc. (The)	34,636	8,254,798
Invesco, Ltd.	91,533	2,651,711
KKR & Co. LP	115,505	2,418,675
Morgan Stanley	148,739	7,677,907
State Street Corp.	39,306	3,921,953
		32,737,972

18 Multi-Cap Core Fund

COMMON STOCKS (94.5%)* cont.	Shares	Value
Chemicals (1.9%)
CF Industries Holdings, Inc.	114,930	$4,459,284
Eastman Chemical Co.	37,994	3,878,428
LyondellBasell Industries NV Class A	14,000	1,480,220
Orion Engineered Carbons SA (Luxembourg)	83,596	2,240,373
		12,058,305
Commercial services and supplies (0.5%)
New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $1) (Private)
(Germany) † ∆∆ F	1	1
New Middle East Other Assets GmbH (acquired 8/2/13, cost $1) (Private)
(Germany) † ∆∆ F	1	1
Waste Management, Inc.	37,326	3,034,231
		3,034,233
Communications equipment (1.6%)
Cisco Systems, Inc.	225,087	9,969,103
		9,969,103
Consumer finance (0.7%)
Capital One Financial Corp.	47,259	4,282,611
		4,282,611
Diversified financial services (2.6%)
Alignvest Acquisition II Corp. Class A (Canada) †	163,577	1,247,260
Berkshire Hathaway, Inc. Class B †	35,646	6,905,700
Easterly Acquisition Corp. †	192,680	1,974,970
Federal Street Acquisition Corp. (Units) †	128,900	1,328,959
Gores Holdings II, Inc. (Units) †	59,457	637,379
Haymaker Acquisition Corp. (Units) †	77,010	768,560
J2 Acquisition, Ltd. (British Virgin Islands) †	155,219	1,469,924
TPG Pace Holdings Corp. (Units) †	220,755	2,291,437
		16,624,189
Diversified telecommunication services (0.8%)
AT&T, Inc.	165,540	5,413,158
		5,413,158
Electric utilities (2.0%)
Entergy Corp.	50,571	4,126,088
Exelon Corp.	128,859	5,113,125
FirstEnergy Corp.	99,075	3,408,180
		12,647,393
Electrical equipment (0.5%)
Emerson Electric Co.	43,952	2,918,852
		2,918,852
Electronic equipment, instruments, and components (0.4%)
Jabil, Inc.	92,779	2,467,921
		2,467,921
Energy equipment and services (0.1%)
Ranger Energy Services, Inc. † S	78,912	651,024
Select Energy Services, Inc. 144A Class A-1 †	5,430	81,722
		732,746
Equity real estate investment trusts (REITs) (0.5%)
Armada Hoffler Properties, Inc.	127,348	1,728,112
Easterly Government Properties, Inc. S	84,688	1,745,420
		3,473,532

Multi-Cap Core Fund 19

COMMON STOCKS (94.5%)* cont.	Shares	Value
Food and staples retail (3.2%)
Kroger Co. (The)	137,946	$3,474,860
US Foods Holding Corp. †	93,046	3,180,312
Walgreens Boots Alliance, Inc.	49,422	3,284,092
Walmart, Inc.	116,297	10,287,633
		20,226,897
Food products (0.8%)
Archer-Daniels-Midland Co.	53,504	2,428,012
Nomad Foods, Ltd. (United Kingdom) †	155,147	2,558,374
		4,986,386
Health-care equipment and supplies (0.8%)
Baxter International, Inc.	76,331	5,305,005
		5,305,005
Health-care providers and services (4.1%)
Anthem, Inc.	22,798	5,380,100
Cigna Corp.	18,785	3,227,639
CVS Health Corp.	61,487	4,293,637
HCA Healthcare, Inc.	38,001	3,638,216
Humana, Inc.	18,697	5,500,283
McKesson Corp.	25,314	3,954,300
		25,994,175
Hotels, restaurants, and leisure (3.8%)
Bloomin’ Brands, Inc.	98,773	2,336,969
Carrols Restaurant Group, Inc. †	150,373	1,548,842
Hyatt Hotels Corp. Class A	51,273	3,941,356
Las Vegas Sands Corp.	54,670	4,008,951
Penn National Gaming, Inc. †	133,673	4,051,629
Playa Hotels & Resorts NV †	97,548	1,004,744
Red Robin Gourmet Burgers, Inc. † S	42,713	2,663,156
Wyndham Worldwide Corp.	29,919	3,417,049
Wynn Resorts, Ltd.	7,905	1,471,832
		24,444,528
Household durables (0.7%)
HC Brillant Services GmbH (acquired 8/2/13, cost $1) (Private)
(Germany) † F ∆∆	2	2
PulteGroup, Inc.	154,983	4,705,284
		4,705,286
Household products (1.1%)
Energizer Holdings, Inc. S	56,139	3,220,133
Kimberly-Clark Corp.	15,872	1,643,387
Procter & Gamble Co. (The)	33,541	2,426,356
		7,289,876
Independent power and renewable electricity producers (0.6%)
NRG Energy, Inc.	130,166	4,035,146
		4,035,146
Insurance (2.1%)
American International Group, Inc.	45,099	2,525,544
Assured Guaranty, Ltd.	93,677	3,399,538
Lincoln National Corp.	37,475	2,647,234
Prudential Financial, Inc.	46,994	4,996,402
		13,568,718

20 Multi-Cap Core Fund

COMMON STOCKS (94.5%)* cont.	Shares	Value
Internet and direct marketing retail (1.3%)
Amazon.com, Inc. †	5,200	$8,143,876
Global Fashion Group SA (acquired 8/2/13, cost $43,883) (Private)
(Luxembourg) † ∆∆ F	1,036	10,059
		8,153,935
Internet software and services (4.0%)
Alphabet, Inc. Class A †	9,236	9,407,605
Alphabet, Inc. Class C †	5,271	5,362,346
Bandwidth, Inc. Class A †	15,779	512,029
Delivery Hero Holding GmbH (Germany) †	31,603	1,509,043
eBay, Inc. †	88,540	3,353,895
Facebook, Inc. Class A †	31,523	5,421,956
		25,566,874
IT Services (3.3%)
Convergys Corp.	123,696	2,889,539
DXC Technology Co.	36,155	3,726,134
IBM Corp.	27,900	4,044,384
Total System Services, Inc.	37,140	3,121,988
Visa, Inc. Class A S	58,898	7,472,978
		21,255,023
Machinery (1.5%)
Caterpillar, Inc.	50,050	7,225,218
Deere & Co.	16,046	2,171,505
		9,396,723
Media (2.3%)
Comcast Corp. Class A	140,045	4,396,013
Discovery Communications, Inc. Class A † S	98,547	2,330,637
Live Nation Entertainment, Inc. †	65,024	2,566,497
Walt Disney Co. (The)	51,571	5,174,118
		14,467,265
Metals and mining (1.2%)
Alcoa Corp. †	76,667	3,925,350
Freeport-McMoRan, Inc. (Indonesia) †	242,594	3,689,855
		7,615,205
Multiline retail (0.6%)
Target Corp.	52,102	3,782,605
		3,782,605
Oil, gas, and consumable fuels (6.4%)
Boardwalk Pipeline Partners LP	291,803	3,317,800
ConocoPhillips	75,015	4,913,483
Devon Energy Corp.	29,660	1,077,548
Encana Corp. (Canada)	207,195	2,585,794
Enterprise Products Partners LP	133,342	3,578,899
Marathon Oil Corp.	241,219	4,402,247
Parsley Energy, Inc. Class A †	36,765	1,104,053
Royal Dutch Shell PLC ADR Class A (United Kingdom)	114,150	7,979,085
SandRidge Permian Trust (units)	48,656	107,043
Suncor Energy, Inc. (Canada)	96,960	3,706,781
Total SA ADR (France)	65,467	4,098,889
Valero Energy Corp.	39,016	4,328,045
		41,199,667

Multi-Cap Core Fund 21

COMMON STOCKS (94.5%)* cont.	Shares	Value
Pharmaceuticals (3.7%)
Jazz Pharmaceuticals PLC †	22,204	$3,375,896
Johnson & Johnson	52,154	6,596,959
Perrigo Co. PLC	35,699	2,789,520
Pfizer, Inc.	297,271	10,883,091
		23,645,466
Professional services (0.4%)
ManpowerGroup, Inc.	29,300	2,804,596
		2,804,596
Real estate management and development (0.8%)
CBRE Group, Inc. Class A †	75,666	3,428,426
Kennedy-Wilson Holdings, Inc.	91,369	1,731,443
		5,159,869
Road and rail (0.7%)
Daseke, Inc. †	163,521	1,353,954
Norfolk Southern Corp.	20,474	2,937,405
		4,291,359
Semiconductors and semiconductor equipment (3.4%)
Applied Materials, Inc.	71,910	3,571,770
Intel Corp.	79,332	4,095,118
Lam Research Corp.	29,083	5,382,100
Qualcomm, Inc.	23,990	1,223,730
Teradyne, Inc.	96,278	3,133,849
Texas Instruments, Inc.	46,101	4,676,024
		22,082,591
Software (5.3%)
Adobe Systems, Inc. †	18,159	4,024,034
Dell Technologies, Inc. Class V †	31,623	2,269,583
Microsoft Corp.	253,216	23,680,760
Oracle Corp.	88,232	4,029,555
		34,003,932
Specialty retail (3.4%)
Best Buy Co., Inc.	48,475	3,709,792
Children’s Place, Inc. (The)	24,917	3,178,163
Gap, Inc. (The)	105,466	3,083,826
Home Depot, Inc. (The)	28,538	5,273,822
Lowe’s Cos., Inc.	37,246	3,070,188
Michaels Cos., Inc. (The) †	176,922	3,294,288
		21,610,079
Technology hardware, storage, and peripherals (3.0%)
Apple, Inc.	93,929	15,522,707
HP, Inc.	164,136	3,527,283
		19,049,990
Textiles, apparel, and luxury goods (0.4%)
Hanesbrands, Inc.	145,162	2,681,142
		2,681,142
Thrifts and mortgage finance (0.3%)
Radian Group, Inc.	153,503	2,195,093
		2,195,093

22 Multi-Cap Core Fund

COMMON STOCKS (94.5%)* cont.			Shares	Value
Trading companies and distributors (0.9%)
United Rentals, Inc. †			28,558	$4,283,697
W.W. Grainger, Inc.			6,398	1,800,077
				6,083,774
Total common stocks (cost $490,766,621)				$606,547,499

CONVERTIBLE PREFERRED STOCKS (0.2%)*			Shares	Value
Becton Dickinson and Co. Ser. A, $3.063 cv. pfd.			19,872	$1,194,705
Total convertible preferred stocks (cost $993,600)				$1,194,705

	Expiration	Strike
WARRANTS (—%)* †	date	price	Warrants	Value
Alignvest Acquisition II Corp. Class A, (Canada)	7/4/22	CAD 11.50	81,788	$41,405
Easterly Acquisition Corp.	7/29/20	$11.50	96,340	77,043
J2 Acquisition, Ltd. (British Virgin Islands)	10/10/20	11.50	155,219	76,057
Vista Oil & Gas SAB de CV (Mexico)	8/8/22	11.50	200,000	56,678
Total warrants (cost $70,898)				$251,183

SHORT-TERM INVESTMENTS (7.1%)*			Shares	Value
Putnam Cash Collateral Pool, LLC 1.95% [d]			13,676,525	$13,676,525
Putnam Short Term Investment Fund 1.88% L			31,719,811	31,719,811
Total short-term investments (cost $45,396,336)				$45,396,336

TOTAL INVESTMENTS
Total investments (cost $537,227,455)				$653,389,723

Key to holding’s currency abbreviations

CAD	Canadian Dollar

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2017 through April 30, 2018 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $641,640,405.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $10,063, or less than 0.1% of net assets.

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

Multi-Cap Core Fund 23

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Consumer discretionary	$89,930,506	$2,709,796	$10,061
Consumer staples	39,065,952	—	—
Energy	41,850,691	81,722	—
Financials	117,017,654	—	—
Health care	76,829,164	—	—
Industrials	54,253,909	—	2
Information technology	132,886,391	1,509,043	—
Materials	19,673,510	—	—
Real estate	8,633,401	—	—
Telecommunication services	5,413,158	—	—
Utilities	16,682,539	—	—
Total common stocks	602,236,875	4,300,561	10,063

Convertible preferred stocks	—	1,194,705	—
Warrants	194,505	56,678	—
Short-term investments	31,719,811	13,676,525	—
Totals by level	$634,151,191	$19,228,469	$10,063

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

24 Multi-Cap Core Fund

Statement of assets and liabilities 4/30/18

ASSETS
Investment in securities, at value, including $13,297,142 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $491,831,119)	$607,993,387
Affiliated issuers (identified cost $45,396,336) (Notes 1 and 5)	45,396,336
Cash	22
Foreign currency (cost $312) (Note 1)	312
Dividends, interest and other receivables	434,728
Receivable for shares of the fund sold	2,113,641
Receivable for investments sold	1,210,677
Prepaid assets	48,126
Total assets	657,197,229

LIABILITIES
Payable for investments purchased	630,312
Payable for shares of the fund repurchased	303,217
Payable for compensation of Manager (Note 2)	289,470
Payable for custodian fees (Note 2)	7,741
Payable for investor servicing fees (Note 2)	148,033
Payable for Trustee compensation and expenses (Note 2)	27,408
Payable for administrative services (Note 2)	3,000
Payable for distribution fees (Note 2)	156,663
Collateral on securities loaned, at value (Note 1)	13,676,525
Other accrued expenses	314,455
Total liabilities	15,556,824

Net assets	$641,640,405

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$513,178,710
Undistributed net investment income (Note 1)	—
Accumulated net realized gain on investments and foreign currency transactions (Note 1)	12,299,427
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	116,162,268
Total — Representing net assets applicable to capital shares outstanding	$641,640,405

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share ($172,994,665 divided by 7,632,781 shares)	$22.66
Offering price per class A share (100/94.25 of $22.66)*	$24.04
Net asset value and offering price per class B share ($16,058,786 divided by 727,067 shares)**	$22.09
Net asset value and offering price per class C share ($129,480,477 divided by 5,869,836 shares)**	$22.06
Net asset value and redemption price per class M share ($1,654,208 divided by 73,880 shares)	$22.39
Offering price per class M share (100/96.50 of $22.39)*	$23.20
Net asset value, offering price and redemption price per class R share
($2,333,886 divided by 103,360 shares)	$22.58
Net asset value, offering price and redemption price per class Y share
($319,118,383 divided by 14,025,805 shares)	$22.75

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Multi-Cap Core Fund 25

Statement of operations Year ended 4/30/18

INVESTMENT INCOME
Dividends (net of foreign tax of $50,462)	$10,646,331
Interest (including interest income of $197,673 from investments in affiliated issuers) (Note 5)	204,637
Securities lending (net of expenses) (Notes 1 and 5)	60,181
Total investment income	10,911,149

EXPENSES
Compensation of Manager (Note 2)	3,214,426
Investor servicing fees (Note 2)	878,603
Custodian fees (Note 2)	31,163
Trustee compensation and expenses (Note 2)	32,481
Distribution fees (Note 2)	1,749,345
Administrative services (Note 2)	17,202
Other	503,694
Total expenses	6,426,914
Expense reduction (Note 2)	(43,681)
Net expenses	6,383,233

Net investment income	4,527,916

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	26,694,448
Securities from affiliated issuers (Notes 1, 3 and 5)	175,190
Foreign currency transactions (Note 1)	(5,439)
Futures contracts (Note 1)	316,158
Total net realized gain	27,180,357
Change in net unrealized appreciation (depreciation) on:
Securities in unaffiliated issuers	44,755,989
Securities in affiliated issuers (Note 5)	216,280
Futures contracts	(105,684)
Total change in net unrealized appreciation	44,866,585

Net gain on investments	72,046,942

Net increase in net assets resulting from operations	76,574,858

The accompanying notes are an integral part of these financial statements.

26 Multi-Cap Core Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 4/30/18	Year ended 4/30/17
Operations
Net investment income	$4,527,916	$4,254,687
Net realized gain on investments
and foreign currency transactions	27,180,357	15,254,987
Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	44,866,585	71,921,197
Net increase in net assets resulting from operations	76,574,858	91,430,871
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(1,544,185)	(1,283,167)
Class B	(59,397)	(43,703)
Class C	(438,009)	(235,916)
Class M	(8,665)	(9,604)
Class R	(19,049)	(14,368)
Class Y	(3,481,712)	(2,393,165)
From net realized long-term gain on investments
Class A	(2,178,443)	—
Class B	(233,169)	—
Class C	(1,797,368)	—
Class M	(20,909)	—
Class R	(33,017)	—
Class Y	(4,004,822)	—
Increase from capital share transactions (Note 4)	3,444,668	12,426,632
Total increase in net assets	66,200,781	99,877,580

NET ASSETS
Beginning of year	575,439,624	475,562,044
End of year (including undistributed net investment
income of $— and $179,762, respectively)	$641,640,405	$575,439,624

The accompanying notes are an integral part of these financial statements.

Multi-Cap Core Fund 27

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From						expenses	investment
	value,		and unrealized	Total from	From	net realized	From		Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	net investment	gain on	return of	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	investments	operations	income	investments	capital	distributions	of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)
Class A
April 30, 2018	$20.17	.18	2.88	3.06	(.24)	(.33)	—	(.57)	$22.66	15.22	$172,995	1.06[d]	.80[d]	80
April 30, 2017	16.65	.18	3.52	3.70	(.18)	—	—	(.18)	20.17	22.28	138,053	1.05	1.01	76
April 30, 2016	17.98	.17	(1.32)	(1.15)	(.13)	(.04)	(.01)	(.18)	16.65	(6.46)	144,502	1.07[e]	.99[e]	72
April 30, 2015	16.17	.12	1.97	2.09	(.06)	(.22)	—	(.28)	17.98	12.98	174,471	1.14	.69	52
April 30, 2014	13.87	.12	3.62	3.74	(.09)	(1.35)	—	(1.44)	16.17	27.60	23,980	1.24[g]	.75[g]	100
Class B
April 30, 2018	$19.68	.01	2.81	2.82	(.08)	(.33)	—	(.41)	$22.09	14.41	$16,059	1.81[d]	.05[d]	80
April 30, 2017	16.28	.04	3.43	3.47	(.07)	—	—	(.07)	19.68	21.31	14,546	1.80	.22	76
April 30, 2016	17.62	.04	(1.29)	(1.25)	(.05)	(.04)	—[f]	(.09)	16.28	(7.13)	10,786	1.82[e]	.23[e]	72
April 30, 2015	15.91	(.01)	1.94	1.93	—	(.22)	—	(.22)	17.62	12.16	7,691	1.89	(.03)	52
April 30, 2014	13.73	(.01)	3.59	3.58	(.05)	(1.35)	—	(1.40)	15.91	26.67	2,130	1.99[g]	(.04)[g]	100
Class C
April 30, 2018	$19.65	.01	2.81	2.82	(.08)	(.33)	—	(.41)	$22.06	14.41	$129,480	1.81[d]	.05[d]	80
April 30, 2017	16.23	.04	3.42	3.46	(.04)	—	—	(.04)	19.65	21.35	113,298	1.80	.24	76
April 30, 2016	17.57	.04	(1.29)	(1.25)	(.05)	(.04)	—[f]	(.09)	16.23	(7.13)	108,812	1.82[e]	.22[e]	72
April 30, 2015	15.88	(.01)	1.93	1.92	(.01)	(.22)	—	(.23)	17.57	12.14	78,033	1.89	(.08)	52
April 30, 2014	13.72	—[f]	3.57	3.57	(.06)	(1.35)	—	(1.41)	15.88	26.58	8,539	1.99[g]	(.03)[g]	100
Class M
April 30, 2018	$19.94	.06	2.86	2.92	(.14)	(.33)	—	(.47)	$22.39	14.69	$1,654	1.56[d]	.27[d]	80
April 30, 2017	16.46	.11	3.45	3.56	(.08)	—	—	(.08)	19.94	21.64	1,151	1.55	.60	76
April 30, 2016	17.75	.08	(1.31)	(1.23)	(.02)	(.04)	—[f]	(.06)	16.46	(6.91)	2,513	1.57[e]	.49[e]	72
April 30, 2015	16.03	.03	1.96	1.99	(.05)	(.22)	—	(.27)	17.75	12.43	3,575	1.64	.18	52
April 30, 2014	13.80	.04	3.60	3.64	(.06)	(1.35)	—	(1.41)	16.03	26.95	164	1.74[g]	.26[g]	100
Class R
April 30, 2018	$20.10	.12	2.88	3.00	(.19)	(.33)	—	(.52)	$22.58	15.00	$2,334	1.31[d]	.53[d]	80
April 30, 2017	16.61	.13	3.50	3.63	(.14)	—	—	(.14)	20.10	21.89	1,868	1.30	.72	76
April 30, 2016	17.93	.13	(1.32)	(1.19)	(.09)	(.04)	—[f]	(.13)	16.61	(6.64)	1,855	1.32[e]	.75[e]	72
April 30, 2015	16.16	.07	1.97	2.04	(.05)	(.22)	—	(.27)	17.93	12.66	2,222	1.39	.42	52
April 30, 2014	13.86	.03[h]	3.67	3.70	(.05)	(1.35)	—	(1.40)	16.16	27.31	204	1.49[g]	.17[g,h]	100
Class Y
April 30, 2018	$20.24	.24	2.89	3.13	(.29)	(.33)	—	(.62)	$22.75	15.54	$319,118	.81[d]	1.11[d]	80
April 30, 2017	16.71	.22	3.54	3.76	(.23)	—	—	(.23)	20.24	22.58	306,524.80		1.19	76
April 30, 2016	18.04	.21	(1.32)	(1.11)	(.17)	(.04)	(.01)	(.22)	16.71	(6.22)	207,093	.82[e]	1.23[e]	72
April 30, 2015	16.20	.16	1.98	2.14	(.08)	(.22)	—	(.30)	18.04	13.24	179,176.89		.91	52
April 30, 2014	13.88	.15	3.64	3.79	(.12)	(1.35)	—	(1.47)	16.20	27.98	12,121	.99[g]	.97[g]	100

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

28 Multi-Cap Core Fund	Multi-Cap Core Fund 29

Financial highlights cont.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Includes one-time merger costs of 0.04% as a percentage of average net assets.

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflects a reduction of less than 0.01% as a percentage of average net assets.

f Amount represents less than $0.01 per share.

g Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts):

Percentage of average net assets
April 30, 2014	0.28%

h The net investment income ratio and per share amount shown for the period ending April 30, 2014 may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

The accompanying notes are an integral part of these financial statements.

30 Multi-Cap Core Fund

Notes to financial statements 4/30/18

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from May 1, 2017 through April 30, 2018.

Putnam Multi-Cap Core Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund invests mainly in common stocks (growth or value stocks or both) of U.S. companies of any size that Putnam Management believes have favorable investment potential. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that it believes will cause the stock price to rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R and class Y shares. Effective May 21, 2018, the fund will begin offering class R6 shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Prior to April 1, 2018, class C shares did not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Multi-Cap Core Fund 31

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

32 Multi-Cap Core Fund

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Futures contracts The fund uses futures contracts to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $13,676,525 and the value of securities loaned amounted to $13,297,142.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street.

Multi-Cap Core Fund 33

Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from a redesignation of taxable distributions, from partnership income, from basis adjustment due to corporate actions and non-deductible merger expense. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $843,339 to decrease distributions in excess of net investment income, $228,577 to decrease paid-in capital and $614,762 to decrease accumulated net realized gain.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$130,585,534
Unrealized depreciation	(14,676,614)
Net unrealized appreciation	115,908,920
Undistributed long-term gain	7,169,122
Undistributed short-term gain	5,383,652
Cost for federal income tax purposes	$537,480,803

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

34 Multi-Cap Core Fund

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.710%	of the first $5 billion,	0.510%	of the next $50 billion,
0.660%	of the next $5 billion,	0.490%	of the next $50 billion,
0.610%	of the next $10 billion,	0.480%	of the next $100 billion and
0.560%	of the next $10 billion,	0.475%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.553% of the fund’s average net assets.

Putnam Management has contractually agreed, through August 30, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R, and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$227,111	Class R	3,091
Class B	23,215	Class Y	441,417
Class C	181,672	Total	$878,603
Class M	2,097

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $1,204 under the expense offset arrangements and by $42,477 under the brokerage/service arrangements.

Multi-Cap Core Fund 35

Each Independent Trustee of the fund receives an annual Trustee fee, of which $473, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$374,791
Class B	1.00%	1.00%	153,486
Class C	1.00%	1.00%	1,200,525
Class M	1.00%	0.75%	10,375
Class R	1.00%	0.50%	10,168
Total			$1,749,345

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $81,278 and $1,169 from the sale of class A and class M shares, respectively, and received $13,249 and $2,126 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $54 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$451,653,848	$465,051,220
U.S. government securities (Long-term)	—	—
Total	$451,653,848	$465,051,220

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

36 Multi-Cap Core Fund

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 4/30/18		YEAR ENDED 4/30/17
Class A	Shares	Amount	Shares	Amount
Shares sold	2,641,855	$59,270,120	2,226,495	$42,355,553
Shares issued in connection with
reinvestment of distributions	162,081	3,591,713	61,750	1,174,490
	2,803,936	62,861,833	2,288,245	43,530,043
Shares repurchased	(2,017,265)	(44,062,541)	(4,119,830)	(76,237,708)
Net increase (decrease)	786,671	$18,799,292	(1,831,585)	$(32,707,665)

	YEAR ENDED 4/30/18		YEAR ENDED 4/30/17
Class B	Shares	Amount	Shares	Amount
Shares sold	73,562	$1,622,994	165,629	$3,008,631
Shares issued in connection with
reinvestment of distributions	12,068	261,400	2,094	38,975
	85,630	1,884,394	167,723	3,047,606
Shares repurchased	(97,802)	(2,075,323)	(91,194)	(1,614,274)
Net increase (decrease)	(12,172)	$(190,929)	76,529	$1,433,332

	YEAR ENDED 4/30/18		YEAR ENDED 4/30/17
Class C	Shares	Amount	Shares	Amount
Shares sold	1,590,327	$34,776,009	1,399,434	$25,448,672
Shares issued in connection with
reinvestment of distributions	97,000	2,099,083	11,702	217,543
	1,687,327	36,875,092	1,411,136	25,666,215
Shares repurchased	(1,583,754)	(33,765,036)	(2,348,556)	(40,984,299)
Net increase (decrease)	103,573	$3,110,056	(937,420)	$(15,318,084)

	YEAR ENDED 4/30/18		YEAR ENDED 4/30/17
Class M	Shares	Amount	Shares	Amount
Shares sold	35,022	$776,444	17,088	$317,293
Shares issued in connection with
reinvestment of distributions	1,348	29,574	510	9,604
	36,370	806,018	17,598	326,897
Shares repurchased	(20,229)	(443,398)	(112,520)	(2,077,722)
Net increase (decrease)	16,141	$362,620	(94,922)	$(1,750,825)

Multi-Cap Core Fund 37

	YEAR ENDED 4/30/18		YEAR ENDED 4/30/17
Class R	Shares	Amount	Shares	Amount
Shares sold	59,816	$1,309,745	56,996	$1,051,005
Shares issued in connection with
reinvestment of distributions	2,192	48,433	491	9,316
	62,008	1,358,178	57,487	1,060,321
Shares repurchased	(51,548)	(1,109,268)	(76,304)	(1,432,441)
Net increase (decrease)	10,460	$248,910	(18,817)	$(372,120)

	YEAR ENDED 4/30/18		YEAR ENDED 4/30/17
Class Y	Shares	Amount	Shares	Amount
Shares sold	7,056,726	$154,706,432	7,931,476	$153,264,744
Shares issued in connection with
reinvestment of distributions	303,248	6,741,213	118,540	2,260,555
	7,359,974	161,447,645	8,050,016	155,525,299
Shares repurchased	(8,480,082)	(180,332,926)	(5,294,484)	(94,383,305)
Net increase (decrease)	(1,120,108)	$(18,885,281)	2,755,532	$61,141,994

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

							Change in	Shares
							unrealized	outstanding
	Fair value as			Investment	Capital gain		appreciation	and fair value as
Name of affiliate	of 4/30/17	Purchase cost	Sale proceeds	income	distributions	Realized gain (loss)	(depreciation)	of 4/30/18
Short-term investments
Putnam Cash Collateral Pool, LLC*	$13,182,425	$190,504,348	$190,010,248	$214,660	$—	$—	$—	$13,676,525
Putnam Short Term Investment Fund**	27,556,835	172,771,128	168,608,152	197,673	—	—	—	31,719,811
Total Short-term investments	40,739,260	363,275,476	358,618,400	412,333	—	—	—	45,396,336
Common stocks
Energy
Enservco Corp.†	850,453	—	1,241,923	—	—	175,190	216,280	—
Total Common stocks	850,453	—	1,241,923	—	—	175,190	216,280	—
Totals	$41,589,713	$363,275,476	$359,860,323	$412,333	$—	$175,190	$216,280	$45,396,336

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

† Security was only in affiliation for a portion of the reporting period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

38 Multi-Cap Core Fund	Multi-Cap Core Fund 39

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	10
Warrants (number of warrants)	440,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Equity contracts	Investments	$251,183	Payables	$—
Total		$251,183		$—

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging
instruments under ASC 815	Warrants	Futures	Total
Equity contracts	$40,969	$316,158	$357,127
Total	$40,969	$316,158	$357,127

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as hedging
instruments under ASC 815	Warrants	Futures	Total
Equity contracts	$196,783	$(105,684)	$91,099
Total	$196,783	$(105,684)	$91,099

Note 8: Actions by the Trustees

The Trustees of the Putnam Funds have approved a plan to merge Putnam Investors Fund into the fund. The merger is expected to occur on or about June 25, 2018.

40 Multi-Cap Core Fund

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $15,824,653 as a capital gain dividend with respect to the taxable year ended April 30, 2018, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 84.96% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 90.85%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2019 will show the tax status of all distributions paid to your account in calendar 2018.

Multi-Cap Core Fund 41

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.

Other directorships: Director of Yale-NUS College; Alumni Fellow to the Yale Corporation

42 Multi-Cap Core Fund

Dr. Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Until 2017, President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education issues related to science, technology, and economic performance. Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT. Prior to 1998, served as Head of the Department of Economics at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006 and Vice Chair since 2016

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Eversource Corporation, which operates New England's largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman or Co-Chairman of the Investment Committees for various Cabot Funds. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

Manoj P. Singh

Born 1952, Trustee since 2017

Principal occupations during past five years: Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization. Served on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

Other directorships: Director of Abt Associates, a global research firm focused on health, social and environmental policy, and international development. Trustee of Carnegie Mellon University. Trustee of Rubin Museum of Art. Director of Pratham USA, an organization dedicated to children's education in India. Member of the Advisory Board of Altimetrik, a business transformation and technology solutions firm. Director of DXC Technology, a global IT services and consulting company

INTERESTED TRUSTEE

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of April 30, 2018, there were 104 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Multi-Cap Core Fund 43

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Susan G. Malloy (Born 1957)
Executive Vice President, Principal Executive Officer,	Vice President and Assistant Treasurer
and Compliance Liaison	Since 2007
Since 2004	Head of Accounting, Middle Office, & Control Services,
Putnam Investments and Putnam Management
Robert T. Burns (Born 1961)
Vice President and Chief Legal Officer	Mark C. Trenchard (Born 1962)
Since 2011	Vice President and BSA Compliance Officer
General Counsel, Putnam Investments,	Since 2002
Putnam Management, and Putnam Retail Management	Director of Operational Compliance, Putnam
Investments and Putnam Retail Management
James F. Clark (Born 1974)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2016	Vice President, Director of Proxy Voting and Corporate
Chief Compliance Officer, Putnam Investments	Governance, Assistant Clerk, and Assistant Treasurer
and Putnam Management	Since 2000

Michael J. Higgins (Born 1976)	Denere P. Poulack (Born 1968)
Vice President, Treasurer, and Clerk	Assistant Vice President, Assistant Clerk,
Since 2010	and Assistant Treasurer
Since 2004
Janet C. Smith (Born 1965)
Vice President, Principal Financial Officer, Principal
Accounting Officer, and Assistant Treasurer
Since 2007
Head of Fund Administration Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

44 Multi-Cap Core Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Jameson A. Baxter, Chair	Vice President, Treasurer,
Management, LLC	Kenneth R. Leibler, Vice Chair	and Clerk
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Janet C. Smith
	Barbara M. Baumann	Vice President,
Investment Sub-Advisor	Katinka Domotorffy	Principal Financial Officer,
Putnam Investments Limited	Catharine Bond Hill	Principal Accounting Officer,
16 St James’s Street	Paul L. Joskow	and Assistant Treasurer
London, England SW1A 1ER	Robert E. Patterson
	George Putnam, III	Susan G. Malloy
Marketing Services	Robert L. Reynolds	Vice President and
Putnam Retail Management	Manoj P. Singh	Assistant Treasurer
One Post Office Square
Boston, MA 02109	Officers	Mark C. Trenchard
	Robert L. Reynolds	Vice President and
Custodian	President	BSA Compliance Officer
State Street Bank
and Trust Company	Jonathan S. Horwitz	Nancy E. Florek
	Executive Vice President,	Vice President, Director of
Legal Counsel	Principal Executive Officer,	Proxy Voting and Corporate
Ropes & Gray LLP	and Compliance Liaison	Governance, Assistant Clerk,
and Assistant Treasurer
Independent Registered	Robert T. Burns
Public Accounting Firm	Vice President and	Denere P. Poulack
KPMG LLP	Chief Legal Officer	Assistant Vice President, Assistant
Clerk, and Assistant Treasurer
James F. Clark
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam Multi-Cap Core Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN115 311190 6/18

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

April 30, 2018	$40,462	$17,500*	$3,338	$ —
April 30, 2017	$32,032	$ —	$3,250	$ —

*	Fees billed to the fund for services relating to a fund merger.

For the fiscal years ended April 30, 2018 and April 30, 2017, the fund's independent auditor billed aggregate non-audit fees in the amounts of $3,338 and $3,250 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

April 30, 2018	$ —	$ —	$ —	$ —
April 30, 2017	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 29, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 29, 2018

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: June 29, 2018